GLOBAL GENERAL
TECHNOLOGIES
INCORPORATED

EMPLOYMENT AGREEMENT

      This Agreement made and entered
into at Henderson, Nevada, effective the July 21, 2008, by and between Global
General Technologies Inc., a Nevada
public corporation (hereinafter referred to as "GLGT" or "Company") and Joseph K.
Petter, a resident of Scottsdale, Arizona hereinafter referred to as "J. Petter".
      IN CONSIDERATION of the
mutual promises of the parties, and other valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

      1.	Term.
      The Company hereby employs and
retains the services of J. Petter for a term of five (5) years commencing July 21, 2008 and ending July 21, 2013, unless otherwise extended (hereinafter "Initial
Term") upon the following terms and
conditions:
      a) the Initial Term, as well as
subsequent terms, shall be
automatically extended and
renewed at the expiration of the
prior term for five successive one-
year periods ("Extended Term")
unless written notice is given
otherwise as provided herein;
      b) unless modified by an
agreement in writing signed by the
parties, J. Petter's remuneration
shall not be reduced below his
initial fee compensation.

2.	Duties

          During the Term of this Agreement,
J. Petter shall act as President, and shall be responsible for various aspects of the operational activities and policies of
Company's business devoting his full
productive time, energies and abilities
under and in accordance with the
direction of the Chief Executive Officer, as may be made in good faith from time to time.


      3.	Compensation.
      The full compensation and
remuneration of J. Petter for the services
provided for herein shall be as follows:
a.	Base Salary.
(i)	for the first six
(6) months
following the
effective date
of this
Agreement, J.
Petter shall be
paid an
annual Base
Salary in the
sum of
$50,000 per
annum--
accrued, due
and payable in
biweekly
installments;
(ii)	J. Petter shall
be paid an
annual bonus
together with a
profit sharing
incentive, as
outlined in a
separate
document,
entitled Global
General
Technologies
Bonus and
Profit sharing
plan.
      b.  On January 1, 2009 and
each successive annual
anniversary of this Agreement, the
salary components above shall be
increased based on the
performance of J. Petter as
determined by the Board.

           4.	Additional Compensation.
           a.  As additional
compensation, the Company shall
issue and deliver to J. Petter
certain shares of Company stock
based on the performance of J.
Petter as defined in the Bonus and
Profit sharing plan.
           b. All Shares to be fully
vested and shall be issued in the
name of Joseph K. Petter or
designated designee and shall be
deemed to be fully paid and non-
assessable when issued and
delivered.

          5.	Severance Payment.
          In the event J. Petter is
terminated prior to July 21, 2013 for
any reason, other than
Termination for Cause as specified
in Paragraph 7 of this Agreement,
J. Petter shall be entitled to an
immediate severance payment in
an amount no less than the Total
Cash Compensation to be paid
through July 21, 2010 and the
shares of the Company's stock as
specified in this Agreement.


6.       Fringe Benefits
      a.   J. Petter shall be
entitled, subject to the terms and
conditions of particular plans and
programs adopted by the Board of
Directors, to all fringe benefits
afforded to other senior executives
of the Company, including but not
by way of limitation, the right to
participate in any pension, stock
option, retirement, major medical,
group health, disability, accident
and life insurance, and other
employee benefit programs made
generally available, from time to
time, by the Company as defined
in the Bonus and Profit sharing
plan.
      b.   During the term of this
Agreement, the Company shall
include J. Petter and his wife in
the family health and dental
insurance coverage as provided
for other executive level
employees of the Company

7.       Termination for
Cause
      The Company shall have the right
to terminate this Agreement by written
notice upon the occurrence of any of the following events or circumstances:
      a.    death of J. Petter;
      b.  if J. Petter is unable, for
reasons of illness, disability or
similar causes, to carry out or
perform the duties required of him
hereunder continuously for one
hundred and eighty (180) days or
intermittently for an aggregate of
one hundred and eighty (180)
days in any calendar year during
the term of this Agreement;
      c.  if Employee is
terminated for "cause" for any of
the following events: (i) any act or
omission proven perpetrated as
the result of gross negligence and
with intent to harm the Company
or any of its affiliates, or the
business of either; (ii) commission
of a felony for which J. Petter is
convicted by a court of law; (iii)
the proven and continued refusal
to follow the written directives of
the Chief Executive Officer which
are made in good faith and not
contrary to law; (iv) if proven J.
Petter has so conducted himself
(whether in connection with his
employment or otherwise) as to
render himself unfit to serve as an
Officer of the Company or has
violated or broken any material
covenants or obligations imposed
on him by this Agreement; and in
the event of termination for cause
herein, the Company shall give J.
Petter notice of the facts or
circumstances constituting same
and a reasonable opportunity to
cure, rectify or reverse such facts
of circumstances, if applicable,
and to present evidence to the
Chief Executive Officer in
mitigation thereof and in order to
discern a mere assertion as
opposed to actual proof of the
underlying circumstances
constituting reasonable grounds
for termination for cause.

           8.      Discoveries and Inventions.
      a.  J. Petter, in partial consideration
of his employment and salary to be paid
to him, hereby agrees to disclose promptly to the Company, or any subsidiary, parent, or affiliated company or its nominees, each and every discovery, improvement and/or invention made, conceived and/or developed by him whether at work or away from work during working hours or otherwise, during the entire period of his said employment, which discoveries, improvements and/or inventions are capable of use in any way in connection with the business of the Company and for the same consideration.
      b.  J. Petter does hereby grant and
convey to the Company or its nominee,
the entire right, title and interest, domestic and foreign, or such lesser interests as such the Company at its option in any particular case may choose to accept, in and to each or all of said discoveries, improvements and/or inventions; and he does further agree to sign all applications for patents or copyrights, and to execute and deliver all assignments and other documents, and to perform all acts and do all things necessary to make this Agreement and the said grant and conveyance effective with respect to particular discoveries, improvements and/or inventions.

           9.      Expenses.
           a.  J. Petter is authorized to incur
reasonable expenses for conducting and
promoting the business of the Company,
including expenses for entertainment,
dues and similar items under $1000 each
as well as travel and lodging expenses
under $5,000 each, but expenses in
excess of such amounts shall require
prior approval by the Chief Executive
Officer.  The Company will provide a
credit card or reimburse J. Petter within ten business days for all such expenses upon presentation by J. Petter, from time to time but no less than monthly, of an itemized and timely account of such expenditures, but only to the extent that such expenses are deductible to the Company pursuant to the United States
Internal Revenue Code as amended.
	b.  The Company will allow
J. Petter no more than $1,000 per
month for office related expenses.




           10.       Vacation.
           J. Petter shall be entitled each year
of service to a vacation for a required
period of not less than five consecutive business days but not more than thirty business days, during which time his compensation shall be paid in full-including attached weekends and holidays. Such vacation shall be accrued at the rate of .58 (30/52) vacation days for each calendar week worked from the date of this Agreement, and any unused accrued time may be carried over to a subsequent year at the Employee's option.

      11.       Confidential Information.
      a.  J. Petter acknowledges
and agrees that all confidential
information, trade secrets, names
of customers, suppliers, financial,
accounting or administrative
information, business procedures
or other information or knowledge
which is made known to J. Petter
during the course of his
employment by the Company
(collectively "Trade Secrets") is
confidential and the property of the
Company.
          b.    J. Petter agrees that
during the term of his employment
by the Company, and at all times
thereafter forever, except in the
ordinary course of fulfilling his
assigned duties and obligations, J.
Petter shall not, without the prior
express, written consent of the
Company, publish, disclose or
make known to anyone, or make
any use of or authorize, assist, or
enable anyone else to publish or
disclose or make use of any Trade
Secrets or other any confidential
information or Company property
or any other information or
knowledge which becomes known
to J. Petter as the result of or
during his employment by the
Company which would have any
economic value to any third party
or competitor.

      12.       Life and Disability
Insurance.
      a.  During the Initial Term or any
Extended Term, the Company may elect
to insure the life of J. Petter for such amount as the parties shall mutually agree upon. The premiums on such life insurance policy shall be the obligation of the Company, which shall be the owner of said policy. Upon J. Petter's death, the face value shall be paid to J. Petter's estate to purchase all Shares of Common
Stock and/or option purchases issued to
J. Petter pursuant to this Agreement and
J. Petter agrees to cause his estate to sell said Shares to the Company at fair market value on date of death unless said
Shares had been sold prior to J. Petter's demise.

      13.	Indemnification.
      In the event that J. Petter shall
defer salary, advance any expenses or
personally guarantee any loan(s) of the
Company, the Company may not
terminate this Agreement until said
amounts and loan(s) has been paid in
full, or J. Petter is released from any
personal liability pursuant to said
guarantee(s).  Notwithstanding anything
herein to the contrary, and absent gross negligence or fraud perpetuated by J.
Petter, the Company does hereby
indemnify and agree to hold J. Petter
harmless from and against all losses,
claims and expenses which J. Petter may
sustain by reason of the performance of
his duties for the Company, and any
guarantee(s) executed by J. Petter for the benefit of Company, including reasonable attorneys' fees in defending against same.

      14.	Negative Covenant.
      a.  For a period of two (2)
years following termination of this
Agreement due to expiration of the
Term, or for cause, J. Petter will not
commit any of the following acts:
(i) on his own
behalf or as
partner,
officer,
director,
employee,
consultant, or
stockholder
(holding more
than five
percent (5%)
of the issued
and
outstanding
stock of any
firm or
company),
either directly
or indirectly,
solicit
customers of
the Company,
or perform
any work,
services, or
labor for or on
behalf of any
firm or
company
engaged in
any business
competitive
with or similar
to the
business of
the Company
in Arizona, or
(ii) solicit for
hire or retain
the services
of any officer,
director, agent
or employee
of the
Company to
engage in
any business
competitive
with that of
the Company.
             b.  The Company is granted
the right by J. Petter to apply to any
court of competent jurisdiction for
one or more temporary or
permanent injunctions enjoining J.
Petter, his agents and employees,
from violating the provisions of this
Agreement and/or from continuing
to breach such provisions.

      15.	Miscellaneous.
      a)	Entire
Agreement.  This
Agreement embodies the
entire agreement between
the parties hereto relative to
the subject matter hereof
and shall not be modified,
changed or altered in any
respect except in  writing
signed by both parties to
this Agreement.
      b)	Benefits.  This
Agreement shall inure to the
benefit of and be binding
upon the parties hereto and
their respective next of kin,
legatees, administrators,
executors, legal
representatives, successors
and permitted assigns.
      c)	Attorneys
Fees.  In the event either
party is required to obtain
the services of any attorney
to enforce the provisions of
this Agreement, the
prevailing party shall be
entitled to its reasonable
costs and attorney's fees
including expert witness
fees, and costs of
investigation.
      d)	Illegal
Contract.  In case any
provision of this Agreement
shall be held invalid, illegal
or unenforceable, in whole
or in part, neither the validity
of the remaining part of
such provision, nor the
validity of any other
provision of this Agreement
shall in any way be affected
thereby.
      e)	Waiver.  A
waiver of any breach of this
Agreement, or of any of the
terms or conditions by either
party thereto, shall not be
deemed a waiver of any
repetition of such breach or
in any way affect any other
terms or conditions hereof.
No waiver shall be valid or
binding unless it shall be in
writing signed by the
parties.
      f)	Binding
Effect.  This Agreement,
when executed by one duly
authorized officer of the
corporation, shall bind the
corporation and its
successors and assigns.
      g)     Successors
and Assigns.  Unless
otherwise provided for this
Agreement shall be binding
upon and inure to the
benefit of the parties hereto,
and their respective
successors in interest and
assigns, but in no event
shall any party be relieved
of its obligations hereunder
without the express written
consent of each other party,
and because this
Agreement requires the
personal services of J.
Petter, no assignment of his
duties hereunder shall be
effective for any purpose
whatsoever, and neither this
agreement nor the benefits
that may accrue to J. Petter
shall be assignable and any
such assignment shall be
void and of no effect.
      h)	Governing
Law.  This Agreement shall
be governed by, the laws of
the State of Nevada.  Each
party hereby expressly and
irrevocably consents to the
jurisdiction of the Nevada
courts, and any action
hereunder may be
commenced and tried only
in a court of competent
jurisdiction located in
Nevada.
      i)	Time.  Time is
of the essence of this
Agreement and each and
every provision hereof.  Any
extension of time granted
for the performance of any
duty under this Agreement
shall not be considered an
extension of time for the
performance of any other
duty under this Agreement.
           j)       Notices.  Any
notice to any party under
this Agreement shall be in
writing, shall be effective on
the earlier of (i) the date
when received by such
party, or (ii) the date which
is three (3) days after
mailing (postage prepaid) by
certified or registered mail,
return receipt requested, to
the address of such party
set forth as follows:

      To:	GLOBAL GENERAL
TECNOLOGIES INC.

      Bob Reed
      Chief Executive Officer
      Global General Technologies Inc.
      10120 S. Eastern Avenue
      Suite 200
      Henderson, NV 89052





      To:	J. PETTER

Joseph K. Petter
9457 North 106th Place
Scottsdale, AZ 85258

      k)	Additional
Acts and Documents.
Each party hereto agrees to
do all such things and take
all such actions, and to
make, execute and deliver
such other documents and
instruments, as shall be
reasonably requested to
carry out the provisions,
intent and purpose of this
Agreement.
      l)      Guarantee of
Payment. The Company
will cause its Board of
Directors to ratify by formal
resolution the terms and
conditions of this
Agreement.
                  The parties hereto have duly
executed this Agreement effective the
day and year first above written.

GLOBAL GENERAL TECHNOLOGIES,
INC.           JOSEPH K. PETTER

BY: /s/ Bob Reed
BY: /s/ Joseph K. Petter
Bob Reed
Joseph K. Petter
Chief Executive Officer


2
Exhibit 10.1